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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                               January 13, 1995
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                        COMMISSION FILE NUMBER 1-9718

                                PNC BANK CORP.

            (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                                25-1435979
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                  Identification No.)



                                ONE PNC PLAZA
                         FIFTH AVENUE AND WOOD STREET
                        PITTSBURGH, PENNSYLVANIA 15265
                   (Address of principal executive offices)
                                  (Zip Code)



                                (412) 762-3900
             (Registrant's telephone number, including area code)

        (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS


        1994 FINANCIAL RESULTS

        On January 19, 1995, PNC Bank Corp. ("Corporation") reported results of operations for the three months and twelve months ended December 31, 1994. Excerpts from the earnings press release issued by the Corporation is attached as Exhibit 99 and incorporated herein by reference.

        ACQUISITION OF INDIAN RIVER FEDERAL SAVINGS BANK

        On January 13, 1995, the Corporation acquired Indian River Federal Savings Bank ("Indian River") for approximately $12 million in cash. Indian River had assets of $79 million and deposits of $62 million on December 31, 1994. Indian River offers full private banking services to customers throughout Florida.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PNC BANK CORP.
                                            (REGISTRANT)

Date: January 23, 1995                   By /s/ Robert L. Haunschild
                                            --------------------------
                                            Robert L. Haunschild
                                            SENIOR VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER





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                                EXHIBIT INDEX

99 Excerpts from the earnings press release issued by the Corporation on January 19, 1995, with respect to results of operations for the three months and twelve months ended December 31, 1994, filed herewith.


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